UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2026

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Wyoming	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Stanwix St. #2407, Pittsburgh, PA	15222
(Address of principal executive offices)	(Zip Code)

(630) 708-0750

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Bio-Path Holdings, Inc. is referred to herein as “Bio-Path”, “we”, “us”, or “the Company”.

Ite, 7.1 Regulation FD Disclosure

On May 14, 2026, we issued a shareholder update and announced repositioning to support growth, added scientific advisors, engaged advisors for introductions to strategic and financial investors, and canceled a previously approved 1-30 reverse split. The press release is included herein as Exhibit 10.1.

Item 8.1 Other Events.

On May 25, 2026, our Board of Directors and Control Shareholder approved the launch of a digital asset treasury 2.0 (DAT 2.0) using AI to trade and accumulate multiple L1 and L2 blockchains with growing on chain revenues and tokenomics. The Board further approved the opening of an account with CEX operator Coinbase or with similar well capitalized centralized exchanges for the purpose of buying, selling, and holding cryptocurrencies obtained by the Company through open-market purchases, outside investment, customer payments and/or strategic transactions.

On May 25, 2026, our Board approved the assignment to the Company of up to $10,000,000.00 of a $57,903,750.00 judgment (excluding pre-judgment interest of $6,781,877.57 and estimated post-judgment interest of several million dollars) awarded 12/05/2023 to our CEO, Vikram Grover, by the United States District Court for the Northern District of Illinois Civil Action No. 1:21-CV-05054 in Vikram Grover v. Net Savings Link, Inc. (OTC: NSAV; former operator of a crypto currency exchange and token creation platform) et al. Consideration will be paid in Company Notes, Preferred Stock or Common Shares at structures and prices to be determined when and as the Judgment is monetized with the intent of accretion to shareholders. There can be no assurances Mr. Grover will successfully obtain custodianship over NSAV et al. in order to effect a transaction or series of transactions with us. A copy of the final Court Order is included herein as Exhibit 10.2.

Exhibit No.	Description

10.1	Bio-Path Shareholder Update Press Release – 05/14/2026
10.2	Judgment - U.S. Northern District Illinois Case No. 1:21-CV-05054 – 09/05/2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, INC.

Dated: May 26, 2026	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer, Chief Financial Officer and Director

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